SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [XXX]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[   ]	Preliminary Proxy Statement
[XXX]	Definitive Proxy Statement
[   ]	Definitive Additional Materials
[   ]	Soliciting Material Pursuant to "240.14a-11(c) or "240.14a-12


GREENWICH STREET CALIFORNIA MUNICIPAL FUND INC.
(Name of Registrant as Specified In Its Charter)

 ROBERT M. NELSON
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[    ]	$125 per Exchange Act Rules 0-11 (c) (1)(ii),
 14a-6 (i)(1), or 14a-6(i)(1) and (2) or the 1940 Act Rule 20a-1.
[   ]	$500 per each party to the controversy pursuant
 to Exchange Act Rule 14a-6(i)(3).
[   ]	Fee computed on table below per Exchange Act Rules
 14a-6(i)(4) and 0-11.
[XX]	No fee is required pursuant to Exchange Act Rules
14a-6 (i)(1) and (2), or the 1940 Act Rule 20a-1.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction
 computed pursuant to Exchange Act Rule 0-11:

4)	Proposed maximum aggregate value of transaction:


Set forth the amount on which the filing fee is calculated and state how it was determined.


[   ]	Check box if any part of the fee is offset as provided by
 Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

                GREENWICH STREET CALIFORNIA MUNICIPAL FUND INC.
                             388 GREENWICH STREET
                           NEW YORK, NEW YORK 10013

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            ----------------------

                        TO BE HELD ON DECEMBER 23, 1996

                            ----------------------

To the Stockholders of Greenwich Street California Municipal Fund Inc.:

  The Annual Meeting of Stockholders of Greenwich Street California
Municipal
Fund Inc. (the "Fund") will be held at the Fund's offices at 388
Greenwich
Street, New York, New York, 22nd Floor, on December 23, 1996 at 10:00
A.M.
(New York Time) for the following purposes:

    1. To elect three Class I directors, each to hold office for the term indicated and until his successor shall have been elected and qualified;

    2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Fund; and

    3. To transact such other business as may properly come before the meeting or any adjournments thereof.

  The stock transfer books will not be closed, but in lieu thereof, the Board of Directors has fixed the close of business on November 15, 1996 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments thereof.

                                       By Order of the Board of
Directors

                                       Christina T. Sydor
                                       Secretary

New York, New York
November 22, 1996

                            ----------------------

  IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN
PERSON OR
BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE,
DATE,
SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROVIDED
FOR
YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED
STATES.

                GREENWICH STREET CALIFORNIA MUNICIPAL FUND INC.
                             388 GREENWICH STREET
                           NEW YORK, NEW YORK 10013

                            ----------------------

                                PROXY STATEMENT

                            ----------------------

                    FOR THE ANNUAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON DECEMBER 23, 1996

                                 INTRODUCTION

  This proxy statement is furnished in connection with the solicitation by the
Board of Directors (the "Board") of the Greenwich Street California
Municipal
Fund Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") of the Fund to be held at the Fund's principal executive offices at 388 Greenwich Street, 22nd Floor, New York, New York
10013, on December 23, 1996 at 10:00 A.M. (New York Time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of
Annual Meeting of Stockholders.

  The cost of soliciting proxies will be borne by the Fund. Proxy solicitations will be made mainly by mail. In addition, certain officers, directors and employees of the Fund; Smith Barney Inc. ("Smith Barney"), which makes a market in the the
Fund's shares; Smith Barney Mutual Funds Management Inc. ("SBMFM" or the "Manager"), the Fund's investment manager; and/or First Data Investor Services
Group, Inc. ("FDIS"), the Fund's transfer agent, may solicit proxies in person or by telephone, telegraph, or mail. Smith Barney and SBMFM are each located at 388 Greenwich Street, New York, New York 10013; FDIS is located at 53 State
Street, Boston, Massachusetts 02109.

  The Annual Report of the Fund, including audited financial statements for the fiscal year ended August 31, 1996 has previously been furnished to all stockholders of the Fund. This proxy statement and form of proxy are first being mailed to stockholders on or about November 22, 1996. The Fund will provide additional copies of the Annual Report to any stockholder upon request by calling the Fund at 1-800-224-7523.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have no impact on the requisite approval of a proposal. Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present, in person or by proxy by the stockholders of the Fund voting on the matter. Proposal 2 requires for approval the affirmative vote of a majority of the votes cast at the Meeting with a quorum present, in person or by proxy by the stockholders of the Fund voting on the matter. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

  The Board knows of no business other than that specifically mentioned in the
Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

  The Board of Directors of the Fund has fixed the close of business on November 15, 1996 as the record date (the "Record Date") for the determination of stockholders of the Fund entitled to notice of and to vote at the
Meeting
or any adjournment thereof. Stockholders of the Fund on that date will be
entitled to one vote on each matter for each share held and a fractional vote
with respect to fractional shares with no cumulative voting rights. At the
close of business on November 15, 1996, the Fund had outstanding
3,658,334
shares of Common Stock, par value $.001 per share, the only authorized class of stock, of which 3,610,768 or 98.69% were held in accounts, but not beneficially owned by, CEDE & Co., c/o Depository Trust Company, Box 20, Bowling Green Station, New York, New York 10004-9998. At the close of business on November 15, 1996, no other person (including any "group" as that term is used in Section 13(d) of the Securities Exchange Act of 1934) to the knowledge of the Board of Directors or the Fund, owned beneficially more than 5% of the outstanding shares of the Fund. As of the Record Date, the officers and Board members of the Fund beneficially owned less than 1% of the outstanding shares of the Fund.

  As of the Record Date, to the knowledge of the Fund, no shares of Smith
Barney's ultimate parent corporation, Travelers Group Inc.
("Travelers"), were
held by Board members who are not interested persons of the Fund (as that term is used in the Investment Company Act of 1940, as amended (the "1940 Act").

  In the event that sufficient votes in favor of the proposals set forth in the Notice of Meeting and this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may move for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposals. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote and which have voted in favor of such proposals.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

  The Board of Directors of the Fund is classified into three classes. The directors serving in Class I have terms expiring at the meeting; each Class I director currently serving on the Board has been nominated by the Board of
Directors for reelection at the Meeting to serve for a term of three years
(until the 1999 Annual Meeting of Shareholders) or until their successors are elected and qualified. The affirmative vote of a plurality of the shares present at the Meeting is required to elect the nominees. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below.

  The Board of Directors of the Fund knows of no reason why any of the Class I nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

  Certain information concerning the nominees is set forth below. All of the nominees are currently directors of the Fund and have served in such capacity since the Fund commenced operations, except Ms. Bibliowicz, who became a director in 1995. Any director affiliated with the Manager and considered an
"interested person" as defined in the 1940 Act is indicated by an asterisk(*).

                  PERSONS NOMINATED FOR ELECTION AS DIRECTORS

                                                              NUMBER OF
SHARES
                               PRINCIPAL OCCUPATIONS         AND %
BENEFICIALLY
                              DURING PAST FIVE YEARS,           OWNED AS
OF
          NAME             OTHER DIRECTORSHIPS, AND AGE      NOVEMBER
15, 1996
          ----             ----------------------------      -----------
-------
 CLASS I DIRECTORS
 Jessica M. Bibliowicz* Executive Vice President of Smith           None
  Director since 1995   Barney; Chairman of the Board of
                        SBMFM; Director of twelve
                        investment companies associated
                        with Smith Barney, President of
                        forty-two investment companies
                        associated with Smith Barney.
                        Prior to January 1994, Director of
                        Sales and Marketing for Prudential
                        Mutual Funds; prior to September
                        1991, First Vice President, Asset
                        Management Division of Shearson
                        Lehman Brothers Inc.; 37.

                                                              NUMBER OF
SHARES
                              PRINCIPAL OCCUPATIONS          AND %
BENEFICIALLY
                             DURING PAST FIVE YEARS,            OWNED AS
OF
         NAME              OTHER DIRECTORSHIPS, AND AGE      NOVEMBER
15, 1996
         ----              ----------------------------      -----------
-------
 Joseph H. Fleiss      Retired; Director of ten investment          None
  Director since 1994  companies associated with Smith
                       Barney. Formerly, Senior Vice
                       President of Citibank, Manager of
                       Citibank's Bond Investment
                       Portfolio and Money Desk, and a
                       Director of Citicorp Securities
                       Co., Inc.; 79.
 Francis P. Martin     Practicing physician; Director of            None
  Director since 1994  ten investment companies associated
                       with Smith Barney. Formerly
                       President of the Nassau Physicians'
                       Fund, Inc.; 72.

  The remainder of the Board constitutes the Class II and Class III directors, none of whom will stand for election at the Meeting, as their terms will expire in 1997 and 1998, respectively.

                        DIRECTORS CONTINUING IN OFFICE

 CLASS II DIRECTORS
 Heath B. McLendon*    Managing Director of Smith Barney;
509.60**
  Director since 1994  Director of forty-two investment        (Less
than 1%)
                       companies associated with Smith
                       Barney; Chairman of the Board of
                       Smith Barney Strategy Advisers Inc.
                       and Director and President of
                       SBMFM; prior to July 1993, Senior
                       Executive Vice President of
                       Shearson Lehman Brothers Inc.; Vice
                       Chairman of Shearson Asset
                       Management; 63.
 Roderick C. Rasmussen Investment Counselor; Director of            None
  Director since 1994  ten investment companies associated
                       with Smith Barney. Formerly Vice
                       President of Dresdner and Company
                       Inc. (investment counselors); 70.
 John P. Toolan        Retired; Director of ten investment          None
  Director since 1994  companies associated with Smith
                       Barney; Director of John Hancock
                       Funds. Formerly Director and
                       Chairman of the Smith Barney Trust
                       Company, Director of Smith Barney
                       Inc. and the Manager. Prior to
                       1992, Senior Executive Vice
                       President, Director and Member of
                       the Executive Committee of Smith
                       Barney; 66.
 CLASS III DIRECTORS
 Donald R. Foley       Retired; Director of ten investment          None
  Director since 1994  companies associated with Smith
                       Barney. Formerly Vice President of
                       Edwin Bird Wilson, Incorporated
                       (advertising); 74.

-----------
** Represents shares owned by this Director's family.

                                                              NUMBER OF
SHARES
                                                                    AND
%
                              PRINCIPAL OCCUPATIONS
BENEFICIALLY
                             DURING PAST FIVE YEARS,             OWNED
AS OF
         NAME              OTHER DIRECTORSHIPS, AND AGE       NOVEMBER
15, 1996
         ----              ----------------------------       ----------
-------
 Paul Hardin          Professor of Law at the University of         None
  Director since 1994 North
                      Carolina at Chapel Hill; Director of
                      twelve investment companies
                      associated with Smith Barney;
                      Director of The Summit
                      Bancorporation. Formerly, Chancellor
                      of the University of North Carolina
                      at Chapel Hill; 65.
 C. Richard Youngdahl Retired; Director of ten investment           None
  Director since 1994 companies associated with Smith
                      Barney and member of the Board of
                      Directors of D.W. Rich & Company,
                      Inc. Formerly Chairman of the Board
                      of Pensions Lutheran Church in
                      America and Chairman of the Board and
                      Chief Executive Officer of Aubrey G.
                      Lanston & Co. (dealers in U.S.
                      Government Securities) and President
                      of the Association of Primary Dealers
                      in U.S. Government Securities; 81.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's officers and directors and persons who beneficially own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership with the Securities and Exchange Commission, the American Stock
Exchange and the Fund. Based solely upon its review of the copies of such forms received by it and representations from such persons, except for a late filing of a Statement of Changes in Beneficial Ownership for Travelers Group
Inc., the Fund believes that, during fiscal year 1996, all filing requirements applicable to such persons were complied with.

  The Fund has no compensation or nominating committee of the Board of Directors, or any committee performing similar functions. The Fund has an audit committee composed of all the directors who are not interested persons of the Fund or the Manager (the "independent directors") which is charged with recommending a firm of independent auditors to the Fund and reviewing accounting matters with the auditors.

  Five meetings of the Board of Directors of the Fund were held between September 1, 1995 and August 31, 1996, all of which were regular meetings. No director attended less than 75% of these meetings.

  Only the independent directors receive remuneration from the Fund for acting as a director. Aggregate fees (including reimbursement for travel and out-of-pocket expenses) of $27,358.41 were paid to such directors by the Fund during the fiscal period beginning on September 1, 1995, through August 31, 1996.
Fees for independent directors who are directors of a group of funds sponsored by Smith Barney are set at $42,000 per annum plus $100 per portfolio for each
Board meeting attended. None of the officers of the Fund received any compensation from the Fund for such period. Officers and interested directors of the Fund are compensated by Smith Barney.

  The following table shows the compensation paid by the Fund to each incumbent director during the Fund's last fiscal year (from September 1, 1995 to August 31, 1996).

                              COMPENSATION TABLE


TOTAL
                                       PENSION OR
NUMBER OF
                                       RETIREMENT    COMPENSATION FROM
FUNDS FOR
                        AGGREGATE   BENEFITS ACCRUED   FUND AND FUND
WHICH DIRECTOR
                       COMPENSATION    AS PART OF         COMPLEX
SERVES WITHIN
 NAME OF PERSON         FROM FUND    FUND EXPENSES   PAID TO DIRECTORS
FUND COMPLEX
 --------------        ------------ ---------------- ----------------- -
-------------
Jessica Bibliowicz*        $  0           $ 0             $     0
12
Joseph H. Fleiss**          525             0              35,200
10
Donald R. Foley**           630             0              27,000
10
Paul Hardin                 336             0              73,350
12
Francis P. Martin**         648             0              57,800
10
Heath B. McLendon*            0             0                   0
42
Roderick C. Rasmussen       648             0              58,000
10
John P. Toolan**            635             0              47,200
10
C. Richard Youngdahl        548             0              54,400
10

-----------
 * Designates an "interested director".
** Pursuant to the Fund's deferred compensation plan, the indicated
Directors
  have elected to defer the payment of some or all of their compensation.

  The following is a list of the current executive officers of the Fund, all of whom have been elected by the directors to serve until their respective successors are elected:

                                                               PRINCIPAL
OCCUPATIONS
                        OFFICES AND POSITIONS     PERIOD      DURING
PAST FIVE YEARS
  NAME                     HELD WITH FUND      OFFICES HELD
AND AGE
  ----                  ---------------------  ------------   ----------
------------
 Heath B. McLendon      Chairman of the Board  1995 to date  (see table
of directors
                        and Chief Executive                  above)
                        Officer

 Jessica M. Bibliowicz  President              1995 to date  (see table
of directors
                                                             above)
 Lewis E. Daidone       Senior Vice President  1994 to date  Managing
Director of
                        and Treasurer                        Smith
Barney; Senior
                                                             Vice
President and
                                                             Treasurer
of the other
                                                             investment
companies
                                                             associated
with Smith
                                                             Barney;
Director and
                                                             Senior Vice
President of
                                                             the
Manager; 39.
 Joseph P. Deane        Vice President         1994 to date  Managing
Director of
                                                             Smith
Barney and
                                                             investment
officer of
                                                             other
investment
                                                             companies
associated
                                                             with Smith
Barney; 49.
 Christina T. Sydor     Secretary              1994 to date  Managing
Director of
                                                             Smith
Barney; Secretary
                                                             of the
other investment
                                                             companies
associated
                                                             with Smith
Barney;
                                                             Secretary
and General
                                                             Counsel of
the Manager;
                                                             45.

                                                         PRINCIPAL
OCCUPATIONS
                    OFFICES AND POSITIONS    PERIOD     DURING PAST FIVE
YEARS
  NAME                 HELD WITH FUND     OFFICES HELD          AND AGE
  ----              --------------------- ------------  ----------------
------
 Thomas M. Reynolds  Controller and       1994 to date Director of Smith
Barney
                     Assistant Secretary               and Controller
and
                                                       Assistant
Secretary of
                                                       certain other
investment
                                                       companies
associated
                                                       with Smith
Barney. Prior
                                                       to September
1991,
                                                       Assistant
Treasurer of
                                                       Aquila Management
                                                       Corporation and
its
                                                       associated
investment
                                                       companies; 36.

  THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT BOARD
MEMBERS,
RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

                                PROPOSAL NO. 2

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

  KPMG Peat Marwick LLP ("KPMG") have been selected as the independent auditors to audit the accounts of the Fund for and during the fiscal year ending August 31, 1997 by a majority of the independent directors by a vote cast in person subject to ratification by the stockholders at the Meeting (the entire Board concurred in the selection). KPMG also serves as the independent auditors for the Manager, other investment companies associated with Smith
Barney and for Travelers. KPMG has no direct or material indirect financial interest in the Fund, the Manager, Travelers, or any other investment company sponsored by Smith Barney or its affiliates.

  If the Fund receives a written request from any stockholder at least five days prior to the Meeting stating that the stockholder will be present in person at the Meeting and desires to ask questions of the auditors concerning the Fund's financial statements, the Fund will arrange to have a representative of KPMG present at the Meeting who will respond to appropriate questions and have an opportunity to make a statement.

  The affirmative vote of a majority of shares present and voting at the Meeting is required to ratify the selection of KPMG.

  THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT BOARD
MEMBERS,
RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE
SELECTION
OF INDEPENDENT AUDITORS.

                      DEADLINE FOR STOCKHOLDER PROPOSALS

  Stockholder proposals intended to be presented at the 1997 Annual Meeting of the Stockholders of the Fund must be received by August 15, 1997 to be included in the proxy statement and the form of proxy relating to that meeting as the Fund expects that the 1997 Annual Meeting will be held in December of
1997.

                                 OTHER MATTERS

  The management knows of no other matters which are to be brought before the
Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

  All proxies received will be voted in favor of all the proposals, unless otherwise directed therein.

                                       By Order of the Board of
Directors,

                                       Christina T. Sydor
                                       Secretary

November 22, 1996

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